                                                                   EXHIBIT 10.52

                       SEPARATION AGREEMENT AND RELEASE
                       --------------------------------

     AGREEMENT made as of the 30th day of March 1999, by and between Peritus Software Services, Inc. (the "Company") and Peter Espinosa (the "Employee").

     WHEREAS, the parties wish to resolve amicably the Employee's separation from the Company and establish the terms of the Employee's separation arrangement.

     NOW, THEREFORE, in consideration of the promises and conditions set forth herein, the sufficiency of which is hereby acknowledged, the Company and the Employee agree as follows:

1.   Termination Date. The Employee's effective date of the termination from the
     ----------------
     Company is April 9, 1999.

2.   Monetary Consideration. In return for the execution of this Separation
     ----------------------
     Agreement and Release, the Company agrees (i) to pay the Employee salary continuation through April 23, 1999 in an amount equivalent to the Employee's current base salary less all applicable state and federal taxes as continuing compensations ("Continuing Compensation"), and (ii) to forgive all principal and interest due and payable to the Company under the Employee's Promissory Note dated May 29, 1998. The Continuing Compensation will be paid to the Employee in biweekly installments on the Company's regular payroll dates following the return by the Employee of an executed copy of this Agreement to the Company. The parties understand that the Continuing Compensation is designed as an income bridge between Peritus and the Employee's next job. As a result, the Employee's right to Continuing Compensation will end upon the date the Employee starts another job. In no event will the Employee receive Continuing Compensation beyond April 23, 1999. Employee will also receive any commissions due and payable under the terms of the Company's current commission plan through April 30, 1999.

3.   Release. The Employee hereby fully, forever, irrevocably and
     -------
     unconditionally releases, remises and discharges the Company, its officers, directors, stockholders, corporate affiliates, agents and employees from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contract, agreements, promises, doings, omissions, damages, executions, obligations, liabilities, and expenses (including attorneys' fees and costs), of every kind and nature which he or she ever had or now has against the Company, its officers, directors, stockholders, corporate affiliates, agents and employees, including, but not limited to, all claims arising out of his or her employment, all employment discrimination and other claims under Title VII of the Civil Rights Act of 1964, 42 U.S.C (S) 2000 et. seq., the Americans With Disabilities Act, 42 U.S.C., 12101 et.
          --  ---                                                          --
     seq., for Massachusetts based employees, the Massachusetts Fair Employment
     ---
     Practices Act, Mass. Gen. Laws ch. 151B, (S) 1 et. seq., the Massachusetts
                                                    --  ---
     Civil Rights Act, Mass. Gen. Laws ch. 12 (S)(S) 11H and 11I, and the Massachusetts Equal Rights Act, Mass. Gen. Laws ch. 93, (S) 102 et. seq.,
                                                                     --  ---
     for Illinois based employees, the Illinois Human Rights Act, Ch. 775, Ill. Comp. Stat. 5/1-101 et. seq., for Colorado based employees, the Anti-
                         --  ---
     Discrimination Act, Colo. Rev. Stat. (S) 24-34-301 et. seq., for Kansas
                                                        --  ---
     based employees, the Act Against Discrimination, Kan. Stat. Ann. (S) 44-1001 et. seq., for Georgia based employees, the Georgia Fair Employment
          --  ---
     Practices Act, Ga Code Ann. (S) 45-19-20 et seq., for Texas based
                                              -- ---
     employees, the Texas Employment Discrimination Law, Tex. Lab. Code (S)
     21.001 et seq., for Minnesota based employees, the Human Rights Act, Minn.
            -- ---
     Stat. (S) 363.01 et. seq., for Nebraska based employees, the Fair
                      --  ---
     Employment Practice Act, Neb. Rev. Stat. (S) 48.1101, et seq., for New York
                                                           -- ---
     based employees, the Human Rights Law, N.Y., Exec. Law (S) 290 et. seq.,
                                                                    --  ---
     and the Equal Pay Act. N.Y. Lab. Law (S) 194 et. seq., for New Jersey based
                                                  --  ---
     employees, the Law Against Discrimination, N.J. Stat. Ann. (S)(S) 10:3-1, 10:5-1 et. seq., and the damages arising out of all employment
            --  ---
     discrimination claims, wrongful discharge claims, claims under the Employment Agreement dated as of May 18, 1998 or other common law claims and damages.

4.   Nature of Agreement. The Employee understands and agrees that this
     -------------------
     Agreement is a separation agreement and does not constitute an admission of liability or wrongdoing on the part of the Company.

5.   Amendment. This Agreement shall be binding upon the parties and may not be
     ---------
     abandoned, supplemented, changed or modified in any manner, orally or otherwise, except by an instrument in writing or concurrent or subsequent date signed by a duly authorized representative of the parties hereto. This Agreement is binding upon and shall inure to the benefit of the parties, and their respective agents, assigns, heirs, executors, successors and administrators.

6.   Validity. Should any provision of this Agreement be declared or be
     --------
     determined by any court of competent jurisdiction to be illegal or invalid, the validity of the remaining parts, terms, or provisions shall not be affected thereby and said illegal and invalid part, term or provision shall be deemed not to be a part of this Agreement.

7.   Confidentiality. The Employee understands and agrees that the terms and
     ---------------
     contents of this Agreement, and the contents of the negotiations and discussions resulting in this Agreement, shall be maintained as confidential by the Employee, his or her agents and representatives, and none of the above shall be disclosed except to the extent required by federal or state law or as otherwise agreed to in writing by the authorized agent of each party.

8.   Entire Agreement. This Agreement contains and constitutes the entire
     ----------------
     understanding and agreement between the parties hereto with respect to the separation and cancels all previous oral and written negotiations, agreements, commitments and writings in connection therewith (including, without limitation, the Employment Agreement dated as of May 18, 1998) except for the Employee's executed Agreement of Confidentiality and Other Matters with the Company. Employee shall return all property of the Company to the Company before or promptly after the Termination Date.

9.   Applicable Law. This Agreement shall be governed by the laws of the
     --------------
     Commonwealth of Massachusetts.


10.  Voluntary Agreement. The Employee affirms that no other promises or
     -------------------
     agreements of any kind have been made to or with him or her by any person or entity whatsoever to cause him or her to sign this Agreement, and that he or she fully understands the meaning and intent of this Agreement. The Employee states and represents that he or she has had an opportunity to fully discuss and review the terms of this Agreement with an attorney. The Employee further states and represents that he or she has carefully read this Agreement, understands the contents herein, freely and voluntarily agrees to all of the terms and conditions hereof, and signs his or her name of his or her own free act.

11.  Counterparts. This Agreement may be executed in two (2) signature
     ------------
     counterparts, each of which shall constitute an original, but all of which taken together shall constitute but one of the same instrument.

          IN WITNESS WHEREOF, all parties have set their hand and seal to this Agreement as of the date written above.

PERITUS SOFTWARE SERVICES, INC.

By:     /s/ John Giordano                Date: April 2, 1999
       ---------------------------             -------------------------
       John Giordano
Title: Chief Financial Officer
       ---------------------------


By:    /s/ Peter Espinosa                Date: April 12, 1999
       ---------------------------             -------------------------
       Peter Espinosa